SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 22, 2000



                              SITESTAR CORPORATION
             (Exact name of registrant as specified in its charter)

                                    000-27763
                            (Commission File Number)


              NEVADA                                       88-0397234
(State or Other Jurisdiction of                           (I.R.S. Employer
 Incorporation or Organization)                          Identification No.)



          16133 VENTURA BOULEVARD, SUITE 635, ENCINO, CALIFORNIA 91436
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 981-4519


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

This Amendment No. 1 to the Registrant's Current Report on Form 8-K dated November 22, 2000 (the "Report") relates to the Registrant's completion of the acquisition of FRE Enterprises, Inc. ("FRE"). The purpose of this Amendment is to amend Item 7(a) to provide the financial statements of FRE and Item 7(b) to provide the required pro forma financial information relating to the business combination between the Registrant and FRE on September 30, 2000 which were unavailable at the time the Registrant filed the Report.

Item 7.  Financial Statements and Exhibits.

    (a)  Financial statements of business acquired.


                              FRE ENTERPRISES, INC.

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 AND 1998

                              FRE ENTERPRISES, INC.

                              FINANCIAL STATEMENTS


                                      INDEX






                                                                        PAGE

INDEPENDENT AUDITORS' REPORT                                             F-1

BALANCE SHEET                                                            F-2

INCOME STATEMENT                                                         F-3

STATEMENT OF STOCKHOLDER'S EQUITY                                        F-4

STATEMENT OF CASH FLOWS                                                  F-5

NOTES TO FINANCIAL STATEMENTS                                        F-6 - F-12

                          INDEPENDENT AUDITORS' REPORT






TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
 FRE ENTERPRISES, INC.

We have audited the accompanying balance sheets of FRE ENTERPRISES, INC. as of December 31, 1999 and 1998, and the related statements of income, stockholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FRE ENTERPRISES, INC. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



                                    MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                    Certified Public Accountants

New York, New York
January 30, 2001

                              FRE ENTERPRISES, INC.
                                  BALANCE SHEET

                                                             December 31,
                                                     -------------------------
                                                          1999          1998
                                                     -----------    ----------
      ASSETS
CURRENT ASSETS
  Cash and cash equivalents                          $   342,546    $  146,229
  Accounts receivable, net of allowance for
    doubtful accounts of $73,190 and $43,237              66,664        36,111
  Inventory                                              103,829        93,794
                                                     -----------    ----------
      Total current assets                               513,039       276,134

Property and equipment                                    49,945        33,654
                                                     -----------    ----------

      TOTAL ASSETS                                   $   562,984    $  309,788
                                                     ===========    ==========

      LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
    Accounts payable and accrued expenses            $   164,382   $   126,573
    Accrued income taxes                                 115,500        45,000
    Loan payable - stockholder                            84,447        84,447
    Deferred revenue                                      50,144        29,356
                                                     -----------    ----------
       Total current liabilities                         414,473       285,376
                                                     -----------    ----------

Commitments and contingencies                                  -            -

STOCKHOLDER'S EQUITY
    Common stock - no par value; 5,000
      shares authorized, issued and outstanding           52,329        52,329
    Retained earnings (deficit)                           96,182     (  27,917)
                                                     -----------    ----------
       Total stockholder's equity                        148,511        24,412
                                                     -----------    ----------

       TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY    $   562,984    $  309,788
                                                     ============   ==========


The accompanying notes are an integral part of the financial statements.


                              FRE ENTERPRISES, INC.
                                INCOME STATEMENT

                                                               For the Year Ended
                                                                   December 31,
                                                               1999             1998
                                                           -----------      -----------
REVENUE
  Sales and Services                                       $ 1,885,411      $ 1,858,137

COST OF GOODS SOLD                                           1,005,959        1,055,650
                                                           -----------      -----------
GROSS PROFIT                                                   879,452          802,487
                                                           -----------      -----------

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
    Salaries and employee benefits                            377,147           373,820
    Rent expense                                               45,400            37,700
    Advertising expense                                        27,422            42,154
    Professional fees26,996                                    28,304
    Depreciation expense                                       17,584             7,239
    Other selling, general and administrative expenses        122,804           132,453
                                                           -----------      -----------
       Total selling, general and administrative
        expenses                                              617,353           621,670
                                                           -----------      -----------

INCOME FROM OPERATIONS                                        262,099           180,817
                                                           -----------      -----------
OTHER EXPENSES
    Interest expense                                           10,500            13,000
    Penalties                                                  15,000            19,000
                                                           -----------      -----------
       Total other expenses                                    25,500            32,000
                                                           -----------      -----------

INCOME BEFORE INCOME TAXES                                    236,599           148,817

PROVISION FOR INCOME TAXES                                    112,500            73,135
                                                           -----------      -----------

NET INCOME                                                 $  124,099       $    75,682
                                                           ===========      ===========

NET INCOME PER COMMON SHARE
    Basic                                                  $    24.81       $     15.13
                                                           ===========      ===========
    Diluted                                                $    24.81       $     15.13
                                                           ===========      ===========

The accompanying notes are an integral part of the financial statements.

                              FRE ENTERPRISES, INC.
                        STATEMENT OF STOCKHOLDER'S EQUITY
                  FOR THE YEAR ENDED DECEMBER 31, 1999 AND 1998




                                                                                      Total
                                      Common Stock               Retained         Stockholder's
                                  Shares        Amount           Earnings             Equity
                                 ---------     ----------       ------------      -------------

Balance at December 31, 1997        5,000      $  52,329        $ ( 103,599)      $ (  51,270)

Net Income                              -              -             75,682            75,682
                                 ---------     ----------       ------------      -------------

Balance at December 31, 1998        5,000         52,329          (  27,917)           24,412

Net Income                              -              -             124,099          124,099
                                 ---------     ----------       ------------      -------------

Balance at December 31, 1999        5,000      $   52,329        $    96,182      $   148,511
                                 =========     ==========        ===========      =============















The accompanying notes are an integral part of the financial statements.

                              FRE ENTERPRISES, INC.
                             STATEMENT OF CASH FLOWS

                                                              For the Year Ended
                                                                  December 31,
                                                              1999             1998
                                                           ----------      ----------
CASH FLOW FROM OPERATING ACTIVITIES
   Net  Income                                             $  124,099      $   75,682

   Adjustments to reconcile net income to net cash
   provided  by  operating activities:
    Depreciation and amortization                              17,584           7,239
    Bad debt expense                                           37,353          25,667
   Changes in certain assets and liabilities:
    (Increase) in accounts receivable                        ( 67,906)       ( 50,305)

    (Increase) in inventory                                  ( 10,035)       ( 22,215)
    Increase in accounts payable and accrued expenses          37,809          75,605
    Increase in income tax accrual                             70,500          45,000
    Increase in deferred revenue                               20,788          15,787
                                                           ----------      ----------
Total cash provided by operating activities                   230,192         172,460
                                                           ----------      ----------

CASH FLOWS FROM INVESTING ACTIVITIES
   Increase in property and equipment                       (  33,875)       ( 40,893)
                                                           ----------      ----------

CASH FLOWS FROM FINANCING ACTIVITIES
   Repayment of note payable - stockholder                          -        (148,000)
                                                           ----------      ----------

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS                                     196,317        ( 16,433)

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                 146,229         162,662
                                                           ----------      ----------
CASH AND CASH EQUIVALENTS - END OF YEAR                    $  342,546      $  146,229
                                                           ==========      ==========
CASH PAID DURING THE YEAR FOR:
   Interest expense                                        $        -      $        -
                                                           ==========      ==========
   Income taxes                                            $   42,000      $   43,185
                                                           ==========      ==========



The accompanying notes are an integral part of the financial statements.

                              FRE ENTERPRISES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          a)   Organization
               ------------
               FRE Enterprises, Inc. (the "Company"), was incorporated in September 1994 under the laws of the State of Virginia.

          b)   Line of Business
               ----------------
               The Company operates two divisions, Computers By Design ("CBD"), and Lynchburg.Net ("LDN"). CBD sells computer equipment in a retail and outside sales environment, repairs and services computer equipment, installs and maintains computer networks and does custom programming and database development. In addition, CBD recharges toner cartridges, repairs printers, copiers and certain fax machines. LDN is a full service Internet Service Provider, providing dial-up access and dedicated connections to interconnect LDN customers' local area network and designs, hosts and programs web sites for businesses.

          c)   Use of Estimates
               ----------------
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the periods presented. Actual results could differ from those estimates.

          d)   Revenue Recognition
               -------------------
               CBD records revenue at the time of the sale, usually upon shipment of the product. LDN recognizes revenue on a monthly basis under the service contracts. Amounts received in advance of the services provided are deferred and recorded as revenue in the period earned.

          e)   Cash and Cash Equivalents
               -------------------------
               The Company considers all highly liquid investments purchased with remaining maturities of three months or less to be cash equivalents.

          f)   Concentration of Credit Risk
               ----------------------------
               The   Company   places  its  cash  in  what  it  believes  to  be
               credit-worthy financial institutions. However, cash balances may exceed FDIC insured levels at various times during the year.

                              FRE ENTERPRISES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE 1 -      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          g)   Inventory
               ---------
               Inventory consists of computer, printers, computer parts and accessories. Inventory is valued at the lower of cost or market using the first-in, first-out method.

          h)   Property and Equipment
               ----------------------
               Property and equipment is stated at cost. Depreciation is computed using the straight-line method based upon the estimated useful lives of the various classes of assets.

          i)   Income Taxes
               ------------
               Income taxes are provided for based on the liability method of accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes". The liability method requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the reported amount of assets and liabilities and their tax basis.

          j)   Advertising Costs
               -----------------
               Advertising costs are expensed as incurred and included in selling, general and administrative expenses.

          k)   Fair Value of Financial Instruments
               -----------------------------------
               The Company's financial instruments consist of cash, accounts receivable, inventory, accounts payable and accrued expenses, and long-term debt. The carrying amounts of cash, accounts receivable and accounts payable and accrued expenses approximate fair value due to the highly liquid nature of these short-term instruments.

          l)   Long-Lived Assets
               -----------------
               Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount of an asset may not be recoverable. When required, impairment losses on the assets to be held and used are recognized based on the fair value of the assets and long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.

                              FRE ENTERPRISES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          m)   Earnings Per Share
               ------------------
               SFAS No. 128, "Earnings Per Share" requires presentation of basic earnings per share ("Basic EPS") and diluted earnings per share ("Diluted EPS").

               The computation of basic earnings per share is computed by dividing income available to common stockholders by the weighted average number of outstanding common shares during the period. Diluted earnings per share gives effect to all dilutive potential common shares outstanding during the period. The computation of diluted EPS does not assume conversion, exercise or contingent exercise of securities that would have an anti-dilutive effect.

               The shares used in the computation of earnings per share were as follows as of December 31, 1999 and 1998:

                     Basic                                          5,000
                                                                    =====
                     Diluted                                        5,000
                                                                    =====

          n)   Comprehensive Income
               --------------------
               SFAS No. 130, "Reporting Comprehensive Income" establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of December 31, 1999 and 1998, the Company has no items that represent comprehensive income and, therefore, has not included a schedule of comprehensive income in the financial statements.

          o)   Recent Accounting Pronouncements
               --------------------------------
               SFAS No. 131, "Disclosure About Segments of an Enterprise and Related Information" was issued, which changes the way public companies report information about segments. SFAS No. 131, which is based on the selected segment information, requires quarterly and entity-wide disclosures about products and services, major customers, and the material countries in which the entity holds assets and reports revenues.

                              FRE ENTERPRISES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          o)   Recent Accounting Pronouncements (Continued)
               --------------------------------
               Statement of Position ("SOP") No. 98-1 specifies the appropriate accounting for costs incurred to develop or obtain computer software for internal use. The new pronouncement provides guidance on which costs should be capitalized, and over what period such costs should be amortized and what disclosures should be made regarding such costs. This pronouncement is effective for fiscal years beginning after December 15, 1998. Previously capitalized costs will not be adjusted. The Company believes that it is already in substantial compliance with the accounting requirements as set forth in this new pronouncement, and therefore believes that adoption will not have a material effect on financial condition or operating results.

               SOP No. 98-5 requires that companies write-off previously defined capitalized start-up costs including organization costs and expense future start-up costs as incurred. This statement does not effect the Company as of December 31, 1999 and 1998.

NOTE 2 - PROPERTY AND EQUIPMENT

               Property and equipment is summarized as follows:

                                                             December 31,
                                                    ---------------------------
                                                        1999            1998
                                                    -----------      ----------
                  Furniture and Equipment           $    74,768      $   40,893

                  Less: Accumulated Depreciation         24,823           7,239
                                                    -----------     -----------
                                                    $    49,945     $    33,654
                                                    ===========     ===========

NOTE 3 - COMMITMENTS AND CONTINGENCIES

               As of the date of this report, the Company had not filed its federal and state income tax returns for 1999 and 1998, although certain estimated payments were made. Unpaid income taxes, interest and penalties approximate $138,000 and $105,000 for 1999 and 1998, respectively.

                              FRE ENTERPRISES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE 4 - RELATED PARTY TRANSACTIONS

               The Company rents office and retail store space from its sole shareholder. The space is rented on a month to month basis and amounted to $45,400 and $37,700 in 1999 and 1998, respectively.

               At December 31, 1999 and 1998, the Company was indebted to its sole shareholder in the amount of $84,447, pursuant to a non-interest bearing demand note made in 1994.

NOTE 5 - INCOME TAXES

               The components of the provision for income taxes are as follows:

                                                              December 31,
                                                     ---------------------------
                                                         1999           1998
                                                     -----------     -----------
                  Current Tax Expense
                     U.S. Federal                    $    94,000     $    59,866
                     State                                18,500          13,269
                                                     -----------     -----------
                  Total Current                      $   112,500     $    73,135
                                                     ===========     ===========

               The reconciliation of the effective income tax rate to the Federal statutory rate is as follows for the years ended December 31, 1999 and 1998:

                                                          1999            1998
                                                     -----------     -----------
                  Federal Income Tax Rate                  35.0%          35.0%
                  State Income Taxes, net                   7.0            7.5
                  Effect of Graduated Tax Rate             (3.0)          (7.0)
                  Effect of Non-deductible Expenses         8.5           13.6
                                                     -----------     -----------
                  Effective Income Tax Rate                47.5%          49.1%
                                                     ===========     ===========

                              FRE ENTERPRISES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE 6 -      SEGMENT INFORMATION

               During 1999 and 1998, the Company operated in two principal industries:

               a)  Computers sales and services
               b)  Internet services
                                                        Year Ended December 31,
                                                     ---------------------------
                                                            1999          1998
                                                     -----------     -----------
                  Revenues from external customers:
                     Computers sales and services    $ 1,489,458     $1,672,666
                      Internet Service                   395,953        185,471
                                                     -----------     -----------
                                                     $ 1,885,411     $1,858,137
                                                     ===========     ===========

                  Income tax expense:
                     Computer sales and services     $   113,500     $  105,135
                      Internet Service                  (  1,000)      ( 32,000)
                                                     -----------     -----------
                                                         112,500     $   73,135
                                                     ===========     ===========

                  Depreciation and amortization:
                     Computer sales and services     $     2,540     $    2,540
                      Internet Service                    15,044          4,699
                                                     -----------     -----------
                                                     $    17,584          7,239
                                                     ===========     ===========

                  Segment profit (loss) before taxes:
                     Computer sales and services     $   244,026     $  306,488
                      Internet Service                  (  7,427)      (157,671)
                                                     -----------     -----------
                                                     $   236,599     $  148,817
                                                     ===========     ===========

                  Segment assets:
                     Computer sales and services     $   333,959     $  255,114
                      Internet Service                   229,025         54,674
                                                     -----------     -----------
                                                     $   562,984    $   309,788
                                                     ===========     ===========
                  Expenditure for segment assets:
                     Computer sales and services     $         -     $   12,700
                      Internet Service                    33,875         28,193
                                                     -----------     -----------
                                                     $    33,875     $   40,893
                                                     ===========     ===========

                              FRE ENTERPRISES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998



NOTE 7 - SUBSEQUENT EVENTS

               On April 1, 2000, the Company acquired all of the assets, including the customer lists, of RoaVa.Net for $90,000. Payments were made in three installments of the $45,000, $25,006, and $19,994, on March 19, April 21, and May 9, 2000, respectively.

               On November 22, 2000, the sole shareholder of the Company exchanged all of his shares in FRE Enterprises, Inc. for 16,583,980 shares of Sitestar Corp. Common Stock, with 12,437,985 shares being issued at closing and 4,145,995 shares to be issued based on certain contingencies, relating to unrecorded and unknown liabilities. Based on a market price of $.20 for one share of Sitestar Corp. Common Stock, the aggregate purchase consideration for FRE Enterprises, Inc. is $3,316,796.

    (b)  Pro forma financial information.


Sitestar Corporation and subsidiaries
and FRE Enterprises, Inc.
Proforma Consoliated Balance Sheet
As of September 30, 2000

                                                               FRE
                                         As Previously     Enterprices,
                                           Reported           Inc.           Adjustments         Proforma
                                         -------------     -----------       -----------        ---------
                   ASSETS
CURRENT ASSETS
  Cash and cash equivalents              $   77,455        $   434,383        $                 $   511,838
  Marketable securities                     705,697                                                 705,697
  Accounts receivable                       142,199            150,026                              292,225

  Inventory                                                    140,453                              140,453
  Other current asset                        68,822                                                  68,822
                                         -------------     -----------       -----------        ---------
     Total current assets                   994,173            724,862            -               1,719,035

PROPERTY AND EQUIPMENT, net                 396,913             74,768                              471,681
DEFERRED LOAN COSTS                         271,565                                                 271,565
CUSTOMER LIST, net                        1,930,085                                               1,930,085
GOODWILL, net                             2,358,621                          a 3,141,680          5,500,301
INVESTMENTS                                 160,000                                                 160,000
OTHER ASSETS                                 16,045                                                  16,045
                                         -------------     -----------       -----------        -----------
     TOTAL ASSETS                        $6,127,402        $   799,630        $3,141,680        $10,068,712
                                         =============     ===========       ===========        ===========










See the accompanying notes to the pro forma financial statements.

Sitestar Corporation and subsidiaries
and FRE Enterprises, Inc.
Proforma Consoliated Balance Sheet
As of September 30, 2000

                                                               FRE
                                         As Previously     Enterprices,
                                           Reported           Inc.           Adjustments         Proforma
                                         -------------     -----------       ------------       ----------

            LIABILITIES AND
           STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Acounts payable                        $   195,604       $  265,238         $                 $   460,842
  Accrued expenses                           201,066                                                201,066
  Deferred revenue                           121,309           52,000                               173,309

  Income taxes payable                                        170,500                               170,500
  Due to stockholders                         20,000           84,447                               104,447
  Convertible debtenture                     985,000                                                985,000
  Note payable - stockholders                233,025                                                233,025
  Note payable                                72,050                                                 72,050
  Capital lease obligation                    49,185                                                 49,185
                                         -------------     -----------       ------------       ----------
     Total current liabilities             1,877,239          572,185             -               2,449,424

NOTE PAYABLE - STOCKHOLDERS                   53,884                                                 53,884
NOTES PAYABLE                                422,823                                                422,823
CAPITAL LEASE OBLIGATIONS                     10,068                                                 10,068
                                         -------------     -----------       ------------       ----------
TOTAL LIABILITIES                          2,364,014          572,185             -               2,936,199
                                         -------------     -----------       ------------       ----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
  Preferred Stock                               -                                                        -
  Common Stock                                25,736           52,329        a   ( 35,745)          42,320
  Additional paid-in capital               9,127,327                         a  3,352,541        12,479,868
  Accumulated deficit                     (5,389,675)         175,116        a   (175,116)       (5,389,675)
                                         -------------     -----------        -----------       ----------
     Total stockholders' equity            3,763,388          227,445           3,141,680         7,132,513
                                         -------------     -----------        -----------       ----------
TOTAL LIABILITIES
   AND STOCKHOLDERS' EQUITY              $ 6,127,402       $  799,630         $ 3,141,680       $10,068,712
                                         =============     ===========        ===========       ===========



See the accompanying notes to the pro forma financial statements.

Sitestar Corporation and subsidiaries
and FRE Enterprises, Inc.
Proforma Consoliated Statement of Operations
For the Year Ended December 31, 1999

                                                               FRE
                                         As Previously     Enterprices,
                                           Reported           Inc.           Adjustments         Proforma
                                         -------------     -----------       ------------       ----------
REVENUE                                  $   223,749       $1,885,411         $                 $ 2,109,160

COST OF REVENUE                              124,859        1,005,959                             1,130,818
                                         -------------     -----------       ------------       ----------
GROSS PROFIT                                  98,890          879,452               -               978,342

SELLING, GENERAL AND
  ADMINISTRATIVE EXPESNES                  3,217,247          617,353        b    628,336         4,462,936

LOSS FROM OPERATIONS OF BUSINESS
  TRANSFERRED UNDER CONTRACTUAL
  OBLIGATIONS                                239,653             -                                  239,653
                                         -------------     -----------       ------------       ----------
LOSS FROM OPERATIONS                      (3,358,010)         262,099            (628,336)       (3,724,247)

OTHER INCOME (EXPENSES)                      (13,679)         (25,500)                              (39,179)
                                         -------------     -----------       ------------       ----------
LOSS BEFORE INCOME TAXES                  (3,371,689)         236,599            (628,336)       (3,763,426)

INCOME TAXES                                      -           112,500                               112,500
                                         -------------     -----------       ------------       ----------
NET LOSS                                 $(3,371,689)      $  124,099         $  (628,336)      $(3,875,926)
                                         =============     ===========        ===========       ===========
BASIC AND DILUTED LOSS PER SHARE         $   (  0.18)                                           $     (0.11)
                                         =============                                          ===========
WEIGHTED AVERAGE SHARES                   18,932,268                                             35,516,248
                                         =============                                          ===========




See the accompanying notes to the pro forma financial statements.

Sitestar Corporation and subsidiaries
and FRE Enterprises, Inc.
Proforma Consoliated Statement of Operations
For the Nine Months Ended September 30, 2000

                                                               FRE
                                         As Previously     Enterprices,
                                           Reported           Inc.           Adjustments         Proforma
                                         -------------     -----------       ------------       ----------
REVENUE                                  $ 1,290,774       $1,172,572         $                 $ 2,463,346

COST OF REVENUE                              639,467          644,915                             1,284,382
                                         -------------     -----------       ------------       ----------
GROSS PROFIT                                 651,307          527,657              -              1,178,964

SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES                  2,090,377          375,223        b    471,252         2,936,852

LOSS FROM OPERATIONS OF BUSINESS
  TRANSFERRED UNDER CONTRACTUAL
  OBLIGATIONS                                 42,233             -                                   42,233
                                         -------------     -----------       ------------       ----------
LOSS FROM OPERATIONS                      (1,481,303)         152,434            (471,252)       (1,800,121)

OTHER INCOME (EXPENSES)                      141,880         ( 18,500)                              123,380
                                         -------------     -----------       ------------       ----------
LOSS BEFORE INCOME TAXES                  (1,339,423)         133,934            (471,252)       (1,676,741)

INCOME TAXES                                     -             55,000                                55,000
                                         -------------     -----------       ------------       ----------
NET LOSS                                 $(1,339,423)      $   78,934         $  (471,252)      $(1,731,741)
                                         =============     ===========        ===========       ===========
BASIC AND DILUTED LOSS PER SHARE         $     (0.05)                                           $     (0.04)
                                         =============                                          ===========
WEIGHTED AVERAGE SHARES                   24,507,376                                             41,091,356
                                         =============                                          ===========





See the accompanying notes to the pro forma financial statements.

Sitestar Corporation and subsidiaries
and FRE Enterprises, Inc.
Proforma Consoliated Statement of Operations
For the Nine Months Ended September 30, 1999

                                                               FRE
                                         As Previously     Enterprices,
                                           Reported           Inc.           Adjustments         Proforma
                                         -------------     -----------       ------------       ----------
REVENUE                                  $    18,684       $1,319,809         $                 $ 1,338,493

COST OF REVENUE                               22,740          725,895                               748,635
                                         -------------     -----------       ------------       ----------
GROSS PROFIT                                  (4,056)         593,914              -                589,858

SELLING, GENERAL AND
  ADMINISTRATIVE EXPESNES                  2,198,517          422,339        b    471,252         3,092,108

LOSS FROM OPERATIONS OF BUSINESS
  TRANSFERRED UNDER CONTRACTUAL
  OBLIGATIONS                                 40,786              -                                  40,786
                                         -------------     -----------       ------------       ----------
LOSS FROM OPERATIONS                      (2,243,359)         171,575            (471,252)       (2,543,036)

OTHER INCOME (EXPENSES)                      (11,772)         (20,500)                              (32,272)
                                         -------------     -----------       ------------       ----------
LOSS BEFORE INCOME TAXES                  (2,255,131)         151,075            (471,252)       (2,575,308)

INCOME TAXES                                    -              75,000                                75,000
                                         -------------     -----------       ------------       ----------
NET LOSS                                 $(2,255,131)      $   76,075         $  (471,252)      $(2,650,308)
                                         =============     ===========        ===========       ===========
BASIC AND DILUTED LOSS PER SHARE         $     (0.12)                                           $     (0.08)
                                         =============                                          ===========
WEIGHTED AVERAGE SHARES                   18,600,036                                             35,184,016
                                         =============                                          ===========





See the accompanying notes to the pro forma financial statements.

                    Sitestar Corporation and subsidiaries and
                              FRE Enterprises, Inc.
               Notes to Pro form Consolidated Financial Statements



NOTE 1 - BASIS OF PRESENTATION

The accompanying pro forma consolidated balance sheet presents the accounts of Sitestar Corporation and subsidiaries ("Sitestar") and FRE Enterprises, Inc. ("FRE") as if the acquisition of FRE by Sitestar occurred on September 30, 2000. The accompanying pro forma consolidated statements of operations present the accounts of Sitestar and FRE for the year ended December 31, 1999 and the nine months ended September 30, 2000 and 1999 as if the acquisition occurred on January 1, 1999.

The following adjustments would be required if the acquisition occurred as indicated above:

a. To record the purchase price of $3,316,796 and to eliminate the retained earnings of FRE. The book value of the assets and liabilities of FRE at September 30, 2000 is deemed to be the fair value at that date as a result goodwill in the amount of $3,141,680 has been recorded.

b.   To record goodwill amortization which is being amortized over 60 months.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 5, 2001

                                                     SITESTAR CORPORATION



                                                  By:  /s/ Frederick Manlunas
                                                     ---------------------------
                                                     Name:  Frederick Manlunas
                                                     Title: Chairman